EXHIBIT 99.1

Tekmira Announces Launch of Arbutus Biopharma, a Hepatitis B Solutions Company

Four HBV Product Candidates Advancing In Human Clinical Trials in 1H16

Three IND Filings in 2016 for Oral HBV Drug Candidates Targeting cccDNA, S-Antigen, and Core Protein

New Business Unit Established to Maximize Value of Tekmira's Non-HBV Assets

VANCOUVER, British Columbia and DOYLESTOWN, Pa., July 20, 2015 (GLOBE NEWSWIRE) -- Tekmira Pharmaceuticals Corporation (Nasdaq:TKMR) today announced plans to change its corporate name to Arbutus Biopharma Corporation ("Arbutus", ticker symbol "ABUS"), an industry-leading therapeutic solutions company focused on developing a cure for chronic hepatitis B virus infection (HBV), to be effective on or before August 3, 2015. The name change affirms the successful integration of OnCore BioPharma and Tekmira Pharmaceuticals into a combined company with the singular goal of delivering a cure for chronic HBV. The combined entity currently fields the largest portfolio of HBV product candidates in the industry and is led by an experienced and proven leadership team shown below with notable prior experience.

  Mark J. Murray, Ph.D., President and CEO; formerly of Protiva, Zymogentics, and Xcyte Therapeutics
  Patrick T. Higgins, Chief Business Officer; co-founder of OnCore BioPharma; formerly of Pharmasset and Roche
  Bruce Cousins, Chief Financial Officer; formerly of Aspreva and Johnson & Johnson
  Michael J. Sofia, Ph.D., Chief Scientific Officer; co-founder of OnCore BioPharma; formerly of Pharmasset (inventor of sofosbuvir for hepatitis C), Bristol-Myers Squibb, and Eli Lilly
  William T. Symonds, Pharm.D., Chief Development Officer; formerly of Gilead Sciences, Pharmasset (clinical development of sofosbuvir for hepatitis C), and GlaxoSmithKline
  Mark Kowalski, MD, Chief Medical Officer; formerly of Gilead Sciences, YM BioSciences, and Viventia Biotechnologies
  Peter Lutwyche Ph.D., Chief Technology Officer, formerly of Protiva, QLT, and Inex Pharmaceuticals

"We are very excited about the prospects for our integrated new company, which has undergone a transformation to a complete HBV solutions company. The company possesses exceptionally strong and proven clinical development, scientific, and commercial leadership teams and is very well resourced to execute against our goal of delivering a cure for chronic HBV. We believe that the market opportunity for a curative regimen for HBV is very significant, likely eclipsing the HCV market, and presents a meaningful opportunity for shareholders," said Dr. Mark J. Murray, President and CEO of Tekmira. "We remain very confident in our potential to create value from our industry-leading strategy, team, and pipeline dedicated to developing therapeutic solutions to cure HBV."

Strategy for HBV Development

We believe the solution to HBV lies in combination therapies. The development strategy of Tekmira is to first establish safety and activity of individual product candidates, followed by rapid progression to small cohort combination studies (with multiple products) to identify the most promising regimens. A key feature of this strategy is the planned speed of evaluation of different combinations, doses, and treatment durations – a strategy previously used by this leadership team at Pharmasset in developing sofosbuvir for HCV. Tekmira's broad pipeline of HBV product candidates, which will be further expanded through business development activity, will enable the company to rapidly advance the best product candidates and combination regimens and discontinue product development investment where it is no longer justified. Unique to our company is a commitment to a broad strategy and not to any individual product candidates. Our HBV pipeline currently consists of the product candidates shown in the chart that can be viewed by clicking the following link:

http://media.globenewswire.com/cache/14025/file/35721.pdf

Emerging Science and Advancing Pipeline

Tekmira maintains a high level of activity in business development to evaluate additional assets that could be added to the Company's pipeline. As the understanding of chronic HBV evolves, new targets and technologies are emerging as potentially promising approaches to treating HBV. One example of this dynamic is a hypothesis that inhibition of PLK1 could have utility in treating HBV. As a result, Tekmira is planning to modify the clinical program for TKM-PLK1 to study the effect of PLK1 on viral parameters in chronic HBV patients enrolled in the HCC trial. Tekmira is committed to having at least four HBV product candidates advancing in clinical development in 1H16. Tekmira expects to file INDs for three additional HBV product candidates in 2016: a cccDNA formation inhibitor, a core protein inhibitor (also known as capsid assembly inhibitor), and a surface antigen secretion inhibitor.

New Business Unit for Non-HBV Assets and Technology

Tekmira is also announcing the formation of a discrete business unit to manage, develop and maximize the value of Tekmira's non-HBV assets. The division includes preclinical RNAi product candidates, IP and related know how of the lipid nanoparticle (LNP) delivery technology platform, and multiple strategic partnerships exploiting the LNP technology. The business unit will be independently financed and has a dedicated management team led by Dr. Michael Abrams, Managing Director, who was formerly CEO of AnorMed. The development activities related to TKM-Ebola will be suspended and a joint re-evaluation of the development contract with the US Department of Defense is underway. The management team of the new business unit will evaluate strategic alternatives for this asset.

NASDAQ Bell Ringing and 2Q Financial Results

Arbutus management will be ringing the opening bell at the NASDAQ Marketsite on Monday August 3, 2015. Tekmira plans to announce 2Q financial results after the market close on Wednesday August 5, 2015. Tekmira will not be hosting a conference call in conjunction with 2Q financial results.

About Tekmira

Tekmira Pharmaceuticals Corporation is a biopharmaceutical company dedicated to discovering, developing and commercializing a cure for patients suffering from chronic hepatitis B infection (HBV). Our strategy is to target the three pillars necessary to develop a curative regimen for HBV: suppressing HBV replication within liver cells, stimulating and reactivating the body's immune system so that it can mount an effective defense against the virus, and eliminating the reservoir of viral genomic material known as covalently closed circular DNA, or cccDNA that is the source of HBV persistence. Our portfolio of assets includes a broad pipeline of drug candidates for use in combination to develop a cure for HBV. To support continuous discovery of potential novel drug candidates and technologies, Tekmira has a research collaboration agreement with the Baruch S. Blumberg Institute that provides exclusive rights to in-license any intellectual property generated through the relationship. The Baruch S. Blumberg Institute was established in 2003 by the Hepatitis B Foundation.

Tekmira is headquartered in Vancouver, BC, Canada with offices in Doylestown, PA, USA. For more information, visit www.tekmira.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward looking information within the meaning of Canadian securities laws (collectively, "forward looking statements"). Forward-looking statements in this press release include statements about four HBV product candidates advancing in human clinical trials in 1H16; three IND filings in 2016 for oral HBV drug candidates targeting cccDNA, S-Antigen and core protein; the new business unit established to maximize value of non-HBV assets; plans and timing associated with a change of corporate name to Arbutus Biopharma Corporation; the successful integration of OnCore BioPharma and Tekmira into a combined company; the significant market opportunity for a curative regimen for HBV eclipsing the HCV market; the development strategy for HBV; the modification of the clinical program for TKM-PLK1 in chronic HBV patients enrolled in the HCC trial; at least four HBV product candidates advancing in clinical development in 1H16; expectations to file INDs for three additional HBV product candidates in 2016; the formation and financing of a discreet business unit to manage, develop and maximize the value of non-HBV assets; and the suspension of TKM-Ebola and joint re-evaluation of the development contract with the US Department of Defense, and the strategic evaluation for this asset.

With respect to the forward-looking statements contained in this press release, Tekmira has made numerous assumptions regarding, among other things: the effectiveness of preclinical and clinical trials, and the usefulness of the data generated thereon; the continued demand for Tekmira's assets; and the stability of economic and market conditions. While Tekmira considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause Tekmira's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: product candidates may not advance in clinical trials as currently anticipated, or at all; IND filings for HBV drug candidates may not occur as currently anticipated, or at all; the change of corporate name may not occur in the timeframe currently anticipated; the market opportunity for a curative regimen for HBV may be significantly less than currently anticipated; the development strategy for HBV may not proceed as currently anticipated, or at all; there may be no benefits for the company in including chronic HBV patients in the TKM-PLK1 clinical program; the value of non-HBV assets may never be realized; anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Tekmira may not receive the necessary regulatory approvals for the clinical development of Tekmira's products; and market shifts may require a change in strategic focus.

A more complete discussion of the risks and uncertainties facing Tekmira appears in Tekmira's Annual Report on Form 10-K and Tekmira's continuous disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Tekmira disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

CONTACT: Investors
         Adam Cutler
         Senior Vice President, Corporate Affairs
         Phone: 604.419.3200
         Email: acutler@tekmira.com

         Helia Baradarani
         Manager, Investor Relations
         Phone: 604.419.3200
         Email: hbaradarani@tekmira.com

         Media
         Please direct all media inquiries to: media@tekmira.com